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                                    EXHIBIT A

                                    AGREEMENT

                          JOINT FILING OF SCHEDULE 13G

                  The undersigned hereby agree to jointly prepare and file with regulatory authorities a Schedule 13G and any future amendments thereto reporting each of the undersigned's ownership of securities of CAM Commerce Solutions, Inc. and hereby affirm that such Schedule 13G is being filed on behalf of each of the undersigned.

Dated:  April 17, 2002   Jay R. Petschek

                                      /s/ Jay R. Petschek
                                      -------------------
                                          Jay R. Petschek

Dated:  April 17, 2002   Corsair Capital Partners, L.P.

                                      By: /s/ Jay R. Petschek
                                          -------------------
                                              Jay R. Petschek
                                              General Partner

Dated:  April 17, 2002   Corsair Capital Partners II, L.P.

                                      By: Corsair Managing Partners,
                                          General Partner

                                           By: Corsair Management Company, Inc.,
                                               a general partner

                                                    By: /s/ Jay R. Petschek
                                                        -------------------
                                                            Jay R. Petschek
                                                            President

Dated:  April 17, 2002   Corsair Management Company, Inc.

                                      By: /s/ Jay R. Petschek
                                          -------------------
                                              Jay R. Petschek
                                              President

Dated:  April 17, 2002   Corsair Managing Partners

                                      By: Corsair Management Company, Inc.,
                                      a general partner

                                           By: /s/ Jay R. Petschek
                                               -------------------
                                                   Jay R. Petschek
                                                   President